UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 5, 2013

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1507 Pine Street, Boulder, CO  80302
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 449-2100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT

          On February 5, 2013, Global Casinos, Inc., a Utah corporation the (the "Company"), concluded that previously issued financial statements filed on Form 10-K for the fiscal year ended June 30, 2012 and Form 10-Q for the three and six month periods ended December 31, 2011 and for the three and nine month periods ended March 31, 2012, and that investors should no longer rely on these reports because of accounting errors identified by the Company.  The Company intends to amend its Form 10-K and Forms 10-Q to correct those errors in the Company’s financial statements as previously filed after conferring with its independent accountant.

Annual Report on Form 10-K for the fiscal year ended June 30, 2012

The Company intends to amend the financial statements contained in its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 to reflect an understatement of non-cash financing fees resulting from incorrect calculations regarding the total number of Class A common stock purchase warrants due the placement agent for services associated with the Company’s private offering of 8% Convertible Debt completed during the quarters ended December 31, 2011 and March 31, 2012.  The Class A warrants are exercisable to purchase shares of the Company’s common stock for three years at an exercise price of $0.50 per share.  We had initially determined the placement agent was entitled to 170,000 common stock purchase warrants.  However, we have now determined the placement agent was entitled to an additional 85,000 Class A warrants for the agent’s placement services.  The non-cash charges against earnings for the value of the 85,000 additional Class A warrants will increase the net loss for the year ended June 30, 2012, as well as increase the additional paid-in capital and accumulated deficit at June 30, 2012.  The following table illustrates the effects to the financial statement line items to be amended for June 30, 2012:

Consolidated Balance Sheet
June 30, 2012
	As Previously Reported	Adjustment	As Restated
Additional paid-in capital	$ 15,074,335	$ 36,600	$ 15,110,935
Accumulated deficit	$(14,770,873)	$(36,600)	$(14,807,473)

Consolidated Statement of Operations
Year ended June 30, 2012
	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$ 374,128	$ 36,600	$ 410,728
Loss from operations	$(416,894)	$(36,600)	$(453,494)
Net loss	$(808,671)	$(36,600)	$(845,271)
Net loss attributable to common shareholders	$(865,604)	$(36,600)	$(902,204)

Consolidated Statement of Stockholders' Equity
June 30, 2012
	As Previously Reported	Adjustment	As Restated
Allocation of common stock purchase warrants issued in private placement of 8% convertible debt	$ 439,200	$ 36,600	$ 475,800
Net loss	$ (808,671)	$ (36,600)	$ (845,271)
Additional paid-in capital	$ 15,074,335	$ 36,600	$ 15,110,935
Accumulated deficit	$(14,770,873)	$ (36,600)	$(14,807,473)

Consolidated Statement of Cash Flows
June 30, 2012
	As Previously Reported	Adjustment	As Restated
Net loss	$(808,671)	$ (36,600)	$ (845,271)
Warrants issued to convertible debt placement agent	$ 73,700	$ 36,600	$ 110,300

Quarterly Report on Form 10-Q for the three and six month periods ended December 31, 2011

The Company intends to amend the unaudited financial statements contained in its Quarterly Report on Form 10-Q as of and for the three and six month periods ended December 31, 2011 to reflect an understatement of non-cash financing fees resulting from incorrect calculations regarding the total number of Class A common stock purchase warrants due the placement agent for services associated with the Company’s private offering of 8% Convertible Debt completed during the quarter ended December 31, 2011.  The Class A warrants are exercisable into shares of the Company’s common stock for three years at an exercise price of $0.50 per share.  We had initially determined the agent was entitled to 140,700 common stock purchase warrants.  However, we have now determined the agent was entitled to an additional 70,350 Class A warrants for the agent’s placement services during the three months ended December 31, 2011.  The non-cash charges against earnings for the value of the 70,3500 additional Class A warrants will increase the net loss for the three and six months ended December 31, 2011, as well as increase the additional paid-in capital and accumulated deficit at December 31, 2011.  The following table illustrates the effects to the financial statement line items to be amended for December 31, 2011:

Consolidated Balance Sheet
December 31, 2011 (unaudited)
	As Previously Reported	Adjustment	As Restated
Additional paid-in capital	$ 14,971,725	$ 32,200	$ 15,003,925
Accumulated deficit	$(14,428,393)	$(32,200)	$(14,460,593)

Consolidated Statement of Operations
Three months ended December 31, 2011 (unaudited)
	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$ 210,511	$ 32,200	$ 242,711
Loss from operations	$(327,597)	$(32,200)	$(359,797)
Net loss	$(420,071)	$(32,200)	$(452,271)
Net loss attributable to common shareholders	$(434,382)	$(32,200)	$(466,582)
Net loss per common share, basic and diluted	$ (0.06)	$ (0.01)	$ (0.07)

Consolidated Statement of Operations
Six months ended December 31, 2011 (unaudited)
	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$ 275,299	$ 32,200	$ 307,499
Loss from operations	$(375,919)	$(32,200)	$(408,119)
Net loss	$(494,502)	$(32,200)	$(526,702)
Net loss attributible to common shareholders	$(523,124)	$(32,200)	$(555,324)

Consolidated Statement of Stockholders' Equity
December 31, 2011 (unaudited)
	As Previously Reported	Adjustment	As Restated
Allocation of common stock purchase warrants issued in private placement of 8% convertible debt	$ 387,000	$ 32,200	$ 419,200
Net loss	$ (494,502)	$ (32,200)	$ (526,702)
Additional paid-in capital	$14,971,725	$ 32,200	$15,003,925
Accumulated deficit	$(14,428,393)	$(32,200)	$(14,460,593)

Consolidated Statement of Cash Flows
December 31, 2011 (unaudited)
	As Previously Reported	Adjustment	As Restated
Net loss	$(494,502)	$(32,200)	$(526,702)
Warrants issued to convertible debt placement agent	$ 65,000	$32,200	$ 97,200

Quarterly Report on Form 10-Q for the three and nine month periods ended March 31, 2012

The Company intends to amend the unaudited financial statements contained in its Quarterly Report on Form 10-Q as of and for the three and nine month periods ended March 31, 2012 to reflect an understatement of non-cash financing fees resulting from incorrect calculations regarding the total number of Class A common stock purchase warrants due the placement agent for services associated with the Company’s private offering of 8% Convertible Debt completed during the quarters ended March 31, 2012 and December 31, 2011.  The Class A warrants are exercisable into shares of the Company’s common stock for three years at an exercise price of $0.50 per share.  For the three months ended March 31, 2012 we had initially determined the agent was entitled to 29,300 Class A warrants.  However, we have now determined the agent was entitled to an additional 14,650 Class A warrants for the agent’s placement services.  Additionally, for the nine months ended March 31, 2012 we had initially determined the agent was entitled to 170,000 Class A warrants.  However, we have now determined the agent was entitled to an additional 85,000 Class A warrants for the agent’s placement services for the nine months ended March 31, 2012. The non-cash charges against earnings for the value of the 14,650 and 85,000 additional Class A warrants will increase the net loss for the three and nine months ended December 31, 2011, respectively.  The following table illustrates the effects to the financial statement line items to be amended for December 31, 2011:

Consolidated Balance Sheet
March 31, 2012 (unaudited)
	As Previously Reported	Adjustment	As Restated
Additional paid-in capital	$ 15,074,335	$ 36,600	$ 15,110,935
Accumulated deficit	$(14,650,712)	$(36,600)	$(14,687,312)

Consolidated Statement of Operations
Three months ended March 31, 2012 (unaudited)
	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$ 52,453	$ 4,400	$ 56,853
Loss from operations	$ (74,485)	$(4,400)	$ (78,885)
Net loss	$(208,163)	$(4,400)	$(212,563)
Net loss attributable to common shareholders	$(222,319)	$(4,400)	$(226,719)

Consolidated Statement of Operations
Nine months ended March 31, 2012 (unaudited)
	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$ 327,752	$ 36,600	$ 364,352
Loss from operations	$(450,404)	$(36,600)	$ (487,004)
Net loss	$(702,665)	$(36,600)	$ (739,265)
Net loss attributable to common shareholders	$(745,443)	$(36,600)	$(782,043)

Consolidated Statement of Stockholders' Equity
March 31, 2012 (unaudited)
	As Previously Reported	Adjustment	As Restated
Allocation of common stock purchase warrants issued in private placement of 8% convertible debt	$ 439,200	$ 36,600	$ 475,800
Net loss	$ (702,665)	$(36,600)	$ (739,265)
Additional paid-in capital	$ 15,074,335	$ 36,600	$ 15,110,935
Accumulated deficit	$(14,650,712)	$(36,600)	$(14,687,312)

Consolidated Statement of Cash Flows
March 31, 2012 (unaudited)
	As Previously Reported	Adjustment	As Restated
Net loss	$(702,665)	$(36,600)	$(739,265)
Warrants issued to convertible debt placement agent	$ 73,700	$ 36,600	$ 110,300

The Company’s Chief Financial Officer discussed these restatements with our President and with our independent registered accountants who concurred in these restatements. We also advised the Board of Directors acting as the Audit Committee of the Board of Directors of these restatements, and discussed the restatements with one member of the Board of Directors, but did not discuss it with the other two members of the Board of Directors acting as the Audit Committee.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: February 11, 2013	_/s/ Clifford L. Neuman____ Clifford L. Neuman, President